Exhibit 99.1



                              {Larrowe Letterhead}



November 17, 2006


Office of the Chief Accountant
Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentleman:

We have read the statements of CB Financial Corporation contained in Form 8-K,
Item 4.01 Changes in Registrant's Certifying Accountant, and we agree with such statements as they relate to Item 4.01 of Form 8-K and all other matters referencing our firm. Further, we consent to the use of this letter as Exhibit
99.1 to Form 8-K.

Sincerely,

/s/ Larrowe & Company, PLC

Larrowe & Company, PLC